SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934





                        Date of Report - January 15, 2002



                              CH ENERGY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



NEW YORK                                 0-30512                14-1804460
----------------------              -----------------        ------------------
State or other                      (Commission File         (IRS Employer
jurisdiction of                      Identification)          Number)
incorporation number

284 South Avenue, Poughkeepsie, New York                  12601-4879
----------------------------------------              ----------------
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (845) 452-2000

Item 5.           Other Events.

      1. Revised 2001 Earnings Guidance. On January 15, 2002, Registrant issued its revised 2001 earnings guidance, as described in the Press Release of Registrant filed herewith as Exhibit 99 to which reference is made.


Item 7.           Financial Statements and Exhibits.

                 (b)   Exhibits.  See Exhibit Index

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CH ENERGY GROUP, INC.
                                                  (Registrant)


                                   By:         /s/ Donna S. Doyle
                                      ------------------------------------------
                                                DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:    January 15, 2002

                                  Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description
-----------                   -------------------

99 Press Release of CH Energy Group, Inc., issued January 15, 2002, relating to its revised 2001 earnings guidance.